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                                                                   Exhibit 10.21

                                                               EXECUTION VERSION

            SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

            This Second Amended and Restated Registration Rights Agreement (the "AGREEMENT") is entered into as of March 3, 2005 by and among EpiCept Corporation, a Delaware corporation (the "CORPORATION"); the persons and entities listed on Schedule A hereto and certain other persons or entities that become parties to this Agreement after the date hereof in accordance with
Section 21(a) hereof (the "SERIES A INVESTORS"); the persons and entities listed on Schedule B hereto and certain other persons or entities that become parties to this Agreement after the date hereof in accordance with Section 21(b) hereof (the "SERIES B INVESTORS"); effective as of December 28, 2000, the persons and entities listed on Schedule C hereto and certain other persons or entities that become parties to this Agreement after December 28, 2000 in accordance with
Section 21(c) hereof (the "SERIES C INVESTORS"); and effective as of March 3, 2005, the persons and entities listed on Schedule D hereto (the "NEW WARRANT HOLDERS," and, together with the Series C Investors, the Series B Investors and the Series A Investors, the "INVESTORS"); and Rainer K. Liedtke ("LIEDTKE") and his wife Hanne Liedtke (Liedtke and his wife being hereinafter referred to collectively as the "FOUNDERS").

            WHEREAS, the Corporation, the Founders and certain of the Series A Investors are parties to a Registration Rights Agreement, dated as of April 28, 1997 (the "OLD REGISTRATION RIGHTS AGREEMENT"); and

            WHEREAS, the Corporation, the Founders, the Series A Investors and the Series B Investors entered into the Amended and Restated Registration Rights Agreement as of January 28, 2000 (the "FIRST AMENDED REGISTRATION RIGHTS AGREEMENT"); and

            WHEREAS, the Corporation, the Founders, the Series A Investors, the Series B Investors and the Series C Investors entered into the First Amendment to the Amended and Restated Registration Rights Agreement as of December 28, 2000 (the "FIRST AMENDMENT"); and

            WHEREAS, the Corporation wishes to issue to the New Warrant Holders certain Stock Purchase Warrants (as defined below) pursuant to the Note Purchase Agreement dated as of March 3, 2005 (the "PURCHASE AGREEMENT"); and

            WHEREAS, as a condition to entering into the Purchase Agreement, the New Warrant Holders have required that this Agreement be amended and restated as set forth herein, and such amendment has been approved by all requisite action of the Corporation, the Series C Investors, the Series B Investors and the Series A Investors.

            NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree to amend and restate the First Amendment to read in its entirety as follows:

      1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

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            (a)   The term "1934 Act" shall mean the Securities Exchange Act of
1934, as amended.

            (b) The term "Common Stock" shall mean the Corporation's Common Stock, par value $.000l per share.

            (c) The term "Founders' Shares" means the three million nine hundred ninety-nine thousand six hundred seven-eight (3,999,678) shares of Common Stock held beneficially and of record by the Founders as of the date hereof.

            (d) The term "Holder" means any New Warrant Holder, any Series C Holder, any Series B Holder and any Series A Holder.

            (e) The term "New Registrable Securities" means the Common Stock issuable upon exercise of the Stock Purchase Warrants.

            (f) The term "New Warrant Holder" means any holder of New Registrable Securities.

            (g) The term "Preferred Stock" shall mean the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock.

            (h) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

            (i) The term "Registrable Securities" means the New Registrable Securities, the Series C Registrable Securities, the Series B Registrable Securities and the Series A Registrable Securities.

            (j)   The term "SEC" means the Securities and Exchange Commission.

            (k) The term "Securities Act" means the Securities Act of 1933, as amended.

            (l) The term "Series A Holder" means any holder of Series A Registrable Securities.

            (m) The term "Series A Preferred Stock" shall mean the Corporation's Series A Convertible Preferred Stock, par value $.0001 per share.

            (n) The term "Series A Registrable Securities" means (1) the Common Stock issuable upon conversion of the Series A Preferred Stock, (2) any Common Stock purchased by a Series A Investor (or its permitted transferees) pursuant to Section 3.1 of the Amended and Restated Shareholder Rights Agreement (or Common Stock issuable with respect to other securities so purchased), (3) up to 829,901 shares of Common Stock issuable upon exercise of the First Exchange Option Agreement, dated as of December 31, 1997, by and between the Corporation and tbg Technologie-Beteiligungs-Gesellschaft mbh der Deutschen Ausgleichsbank, a German limited liability company, (4) up to an aggregate of 99,012 shares of Common Stock

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issued upon exercise of certain Stock Purchase Warrants issued on April 28,
1997 to TVM and Alpinvest, and (5) any Common Stock of the Corporation issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Series A Preferred Stock or Common Stock.

            (o) The term "Series B Holder" means any holder of Series B Registrable Securities.

            (p) The term "Series B Preferred Stock" shall mean the Corporation's Series B Convertible Preferred Stock, par value $.0001 per share.

            (q) The term "Series B Registrable Securities" means (1) the Common Stock issuable upon conversion of the Series B Preferred Stock, (2) any Common Stock purchased by a Series B Investor (or its permitted transferees) pursuant to Section 3.1 of the Amended and Restated Shareholder Rights Agreement (or Common Stock issuable with respect to other securities so purchased), (3) up to an aggregate of 333,333 shares of Common Stock issued upon exercise of certain Stock Purchase Warrants issued on August 2000 to TVM Techno Venture Enterprises No. III Limited Partnership (now known as TVM III Limited Partnership) ("TVM") and Alpinvest International B.V. ("Alpinvest") and (4) any Common Stock of the Corporation issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Series B Preferred Stock or Common Stock.

            (r) The term "Series C Holder" means any holder of Series C Registrable Securities.

            (s) The term "Series C Preferred Stock" shall mean the Corporation's Series C Convertible Preferred Stock, par value $.0001 per share.

            (t) The term "Series C Registrable Securities" means (1) the Common Stock issuable upon conversion of the Series C Preferred Stock, (2) any Common Stock purchased by a Series C Investor (or its permitted transferees) pursuant to Section 3.1 of the Amended and Restated Shareholder Rights Agreement (the "Amended and Restated Shareholder Rights Agreement"), dated as of January 28, 2000, by and among the Corporation and the other parties thereto, as amended and restated effective as of December 28, 2000 (or Common Stock issuable with respect to other securities so purchased), (3) up to an aggregate of 750,000 shares of Common Stock issuable upon exercise of a certain Stock Purchase Warrant issued on November 30, 2000 to Private Equity US Direct Finance (which is now held by Private Equity Direct Finance) and (4) any Common Stock of the Corporation issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Series C Preferred Stock or Common Stock.

            (u) The term "Stock Purchase Warrants" means the Warrants as defined in the Purchase Agreement.

            In addition, for purposes of all calculations and notices under this Agreement, and all other provisions of this Agreement where the context permits, a holder of Preferred Stock shall be deemed the Holder of the Registrable Securities issuable upon conversion thereof, and such Preferred Stock shall be deemed outstanding Registrable Securities hereunder.

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Notwithstanding the foregoing, nothing in this Agreement shall require the
Corporation actually to register any shares of Preferred Stock.

      2.    Request for Registration.

            (a) Series C Requests. If at any time after the earlier to occur of (i) April 28, 2002 and (ii) the date six months after the closing of the Corporation's first public offering of securities, the Corporation shall receive a written request (specifying that it is being made pursuant to this Section 2(a)) from one or more Series C Holders that hold, in the aggregate, at least twenty-five percent (25%) of the then outstanding Series C Registrable Securities, that the Corporation file a registration statement under the Securities Act, or a similar document pursuant to any other statute then in effect corresponding to the Securities Act, covering the registration of at least the lesser of (x) at least twenty-five percent (25%) of the then outstanding Series C Registrable Securities or (y) the Series C Registrable Securities the expected price to the public of which equals or exceeds $15,000,000, then the Corporation shall promptly notify all other Series C Holders of such request and shall use its best efforts to cause all Registrable Securities that Series C Holders have requested be registered to be registered under the Securities Act.

            Notwithstanding the foregoing, (i) the Corporation shall not be obligated to effect a registration pursuant to this Section 2(a) during the period starting with the date sixty (60) days prior to the Corporation's estimated date of filing of, and ending on a date six (6) months following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Corporation, provided that the Corporation is actively employing in good faith its best efforts to cause such registration statement to become effective and that the Corporation's estimate of the date of filing such registration statement is made in good faith; (ii) the Corporation shall not be obligated to effect a registration pursuant to this
Section 2(a) within six (6) months after the effective date of a prior registration under this Section 2(a); (iii) the Corporation shall not be obligated to effect a registration pursuant to this Section 2(a) within three
(3) months after the effective date of a registration under Sections 2(b) or
(c); (iv) if the Corporation shall furnish to the Series C Holders a certificate signed by the President of the Corporation stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Corporation or its shareholders for a registration statement to be filed in the near future, then the Corporation's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed three (3) months; and (v) the Corporation may postpone a registration pursuant to this
Section 2(a) for such period of time as may be required to permit the use of regular audited year-end financial statements with supplemental short period figures for a period not exceeding six (6) months unless the Series C Holders agree to bear the costs of any special audit.

            The Corporation shall not be obligated to effect more than two (2) registrations on behalf of the Series C Holders pursuant to this Section 2(a).

            (b) Series B Requests. If at any time after the earlier to occur of (i) April 28, 2002 and (ii) the date six months after the closing of the Corporation's first public offering of securities, the Corporation shall receive a written request (specifying that it is being made pursuant to this Section 2(b)) from one or more Series B Holders that hold, in the aggregate, at least twenty-five percent (25%) of the then outstanding Series B Registrable Securities, that the

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Corporation file a registration statement under the Securities Act, or a similar document pursuant to any other statute then in effect corresponding to the Securities Act, covering the registration of at least the lesser of (x) at least twenty-five percent (25%) of the then outstanding Series B Registrable
Securities or (y) the Series B Registrable Securities the expected price to the public of which equals or exceeds $10,000,000, then the Corporation shall promptly notify all other Series B Holders of such request and shall use its best efforts to cause all Registrable Securities that Series B Holders have requested be registered to be registered under the Securities Act.

            Notwithstanding the foregoing, (i) the Corporation shall not be obligated to effect a registration pursuant to this Section 2(b) during the period starting with the date sixty (60) days prior to the Corporation's estimated date of filing of, and ending on a date six (6) months following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Corporation, provided that the Corporation is actively employing in good faith its best efforts to cause such registration statement to become effective and that the Corporation's estimate of the date of filing such registration statement is made in good faith; (ii) the Corporation shall not be obligated to effect a registration pursuant to this
Section 2(b) within six (6) months after the effective date of a prior registration under this Section 2(b); (iii) the Corporation shall not be obligated to effect a registration pursuant to this Section 2(b) within three
(3) months after the effective date of a registration under Sections 2(a) or
(c); (iv) if the Corporation shall furnish to the Series B Holders a certificate signed by the President of the Corporation stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Corporation or its shareholders for a registration statement to be filed in the near future, then the Corporation's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed three (3) months; and (v) the Corporation may postpone a registration pursuant to this
Section 2(b) for such period of time as may be required to permit the use of regular audited year-end financial statements with supplemental short period figures for a period not exceeding six (6) months unless the Series B Holders agree to bear the costs of any special audit.

            The Corporation shall not be obligated to effect more than two (2) registrations on behalf of the Series B Holders pursuant to this Section 2(b).

            (c) Series A Requests. If at any time after the earlier to occur of (i) April 28, 2002 and (ii) the date six months after the closing of the Corporation's first public offering of securities, the Corporation shall receive a written request (specifying that it is being made pursuant to this Section 2(c)) from one or more Series A Holders that hold, in the aggregate, at least fifty percent (50%) of the then outstanding Series A Registrable Securities, that the Corporation file a registration statement under the Securities Act, or a similar document pursuant to any other statute then in effect corresponding to the Securities Act, covering the registration of at least the lesser of (x) at least twenty-five percent (25%) of the then outstanding Series A Registrable Securities or (y) the Series A Registrable Securities the expected price to the public of which equals or exceeds $10,000,000, then the Corporation shall promptly notify all other Series A Holders of such request and shall use its best efforts to cause all Registrable Securities that Series A Holders have requested be registered to be registered under the Securities Act.

            Notwithstanding the foregoing, (i) the Corporation shall not be obligated to effect a registration pursuant to this Section 2(c) during the period starting with the date sixty (60) days

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prior to the Corporation's estimated date of filing of, and ending on a date six
(6) months following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Corporation, provided that the Corporation is actively employing in good faith its best efforts to cause such registration statement to become effective and that the Corporation's estimate of the date of filing such registration statement is made in good faith; (ii) the Corporation shall not be obligated to effect a registration pursuant to this Section 2(c) within six (6) months after the effective date of a prior registration under this Section 2(c); (iii) the Corporation shall not be obligated to effect a registration pursuant to this
Section 2(c) within three (3) months after the effective date of a registration under Sections 2(a) or (b); (iv) if the Corporation shall furnish to the Series
A Holders a certificate signed by the President of the Corporation stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Corporation or its shareholders for a registration statement to be filed in the near future, then the Corporation's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed three (3) months; and (v) the Corporation may postpone a registration pursuant to this Section 2(c) for such period of time as may be required to permit the use of regular audited year-end financial statements with supplemental short period figures for a period not exceeding six (6) months unless the Series A Holders agree to bear the costs of any special audit.

            The Corporation shall not be obligated to effect more than two (2) registrations on behalf of the Series A Holders pursuant to this Section 2(c).

            (d) New Warrant Holders' Requests. If at any time after the date six months after the closing of the Corporation's first public offering of securities, the Corporation shall receive a written request (specifying that it is being made pursuant to this Section 2(d)) from one or more New Warrant Holders that hold, in the aggregate, at least 50% of the then outstanding New Registrable Securities, that the Corporation file a registration statement under the Securities Act, or a similar document pursuant to any other statute then in effect corresponding to the Securities Act, covering the registration of at least the lesser of (x) at least 25% of the then outstanding New Registrable Securities or (y) New Registrable Securities the expected price to the public of which equals or exceeds $10,000,000, then the Corporation shall promptly notify all other New Warrant Holders of such request and shall use its best efforts to cause all New Registrable Securities that New Warrant Holders have requested be registered to be registered under the Securities Act.

            Notwithstanding the foregoing, (i) the Corporation shall not be obligated to effect a registration pursuant to this Section 2(d) during the period starting with the date 60 days prior to the Corporation's estimated date of filing of, and ending on a date six months following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Corporation, provided that the Corporation is actively employing in good faith its best efforts to cause such registration statement to become effective and that the Corporation's estimate of the date of filing such registration statement is made in good faith; (ii) the Corporation shall not be obligated to effect a registration pursuant to this Section 2(d) within six months after the effective date of a prior registration under this
Section 2(d); (iii) the Corporation shall not be obligated to effect a registration pursuant to this Section 2(d) within three months after the effective date of a registration under Sections 2(a), (b), or (c); (iv) if the Corporation shall furnish to the New Warrant Holders a certificate signed by the President of the

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Corporation stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Corporation or its shareholders for a registration statement to be filed in the near future, then the Corporation's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed three months; and (v) the Corporation may postpone a registration pursuant to this Section 2(d) for such period of time as may be required to permit the use of regular audited year-end financial statements with supplemental short-period figures for a period not exceeding six months unless the New Warrant Holders agree to bear the costs of any special audit.

            The Corporation shall not be obligated to effect more than two (2) registrations on behalf of the New Warrant Holders pursuant to this Section 2(d).

      3.    Piggyback Rights.

            (a) Corporation Registration. Subject to Section 8 of this Agreement, if at any time the Corporation proposes to register any of its Common Stock under the Securities Act in connection with the public offering of such securities for its own account or for the accounts of shareholders other than Holders, solely for cash on a form that would also permit the registration of the Registrable Securities, the Corporation shall, each such time, promptly give each Holder and the Founders written notice of such determination. Upon the written request of any Holder or any Founder given within thirty (30) days after giving of any such notice by the Corporation, the Corporation shall, subject to the limitations set forth in Section 8(a), use its best efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested be registered and all of the Founders' Shares that any Founder has requested to be registered.

            (b) Rights of New Warrant Holders. Subject to Section 8 of this Agreement, if at any time the Corporation proposes to register any of its Common Stock under the Securities Act in connection with the public offering of such securities for the accounts of any of the Series A Holders, Series B Holders, or Series C Holders (including pursuant to a request made pursuant to Section 3(a) or 11 of this Agreement), the Corporation shall, each such time, promptly give each New Warrant Holder written notice of such determination. Upon the written request of any New Warrant Holder given with thirty (30) days after giving of any such notice by the Corporation, the Corporation shall, subject to the limitations set forth in Section 8(a), use its best efforts to cause to be registered under the Securities Act all of the New Registrable Securities that each such New Warrant Holder has requested be registered.

      4. Obligations of the Corporation. Whenever required under Section 2, 3, or 11 of this Agreement to use its best efforts to effect the registration of any Registrable Securities, the Corporation shall, as expeditiously as reasonably possible:

            (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective until the distribution thereof has been completed; provided, however, that in connection with any proposed registration intended to permit an offering of any securities from time to time (i.e., a so-called "shelf registration"), the Corporation shall in no event be obligated to cause any such registration to remain effective for more than one hundred eighty (180) days;

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            (b)   Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

            (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of such Registrable Securities owned by them;

            (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or "Blue Sky" laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by selling shareholders pro rata, to the extent required by such jurisdiction;

            (e) Provide a transfer agent for the Common Stock no later than the effective date of the first registration of any Registrable Securities;

            (f) Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC;

            (g) Use its best efforts either (i) to cause all such Registrable Securities to be listed on a national securities exchange (if such securities are not already so listed) and on each additional national securities exchange on which similar securities issued by the Corporation are then listed, if the listing of such securities is then permitted under the rules of such exchange, or (ii) to secure designation of all such Registrable Securities as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the SEC or, failing that, to secure listing on NASDAQ for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two (2) market makers to register as such with respect to Registrable Securities with the National Association of Securities Dealers;

            (h) Enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as the selling Holders of Registrable Securities shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

            (i) Make available for inspection by any selling Holder of Registrable Securities, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such selling Holder or any such underwriter, all pertinent financial and other records and pertinent corporate

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documents and properties of the Corporation, and cause all of the Corporation's officers, directors and employees to supply all information reasonably requested by any such selling Holder, underwriter, attorney, accountant or agent in connection with such registration statement;

            (j) Use every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the lifting thereof at the earliest reasonable time; and

            (k) Make such representations and warranties to the selling Holders of Registrable Securities and the underwriters as are customarily made by issuers to selling stockholders and underwriters, as the case may be, in primary underwritten public offerings.

      5. Furnish Information. It shall be a condition precedent to the obligations of the Corporation to take any action pursuant to this Agreement with respect to the registration of any Holder's Registrable Securities and any Founders' Shares that such Holder or Founder shall furnish to the Corporation such information regarding themselves, the Registrable Securities or Founders' Shares held by them, and the intended method of disposition of such securities, as the Corporation shall reasonably request and as shall be required in connection with the action to be taken by the Corporation.

      6. Expenses of Demand Registration. All expenses incurred in connection with any registration pursuant to Section 2 (excluding underwriters' discounts and commissions), including, without limitation, all registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Corporation, and the reasonable fees and disbursements of one special counsel for the selling Holders, shall be borne by the Corporation.

      7. Corporation Registration Expenses. All expenses (excluding underwriters' discounts and commissions) incurred in connection with any registration pursuant to Section 3, including, without limitation, any additional registration and qualification fees and any additional fees and disbursements of counsel to the Corporation that result from the inclusion of securities held by the selling Holders or Founders in such registration and the reasonable fees and disbursements of one special counsel for the selling Holders or Founders, shall be borne by the Corporation; provided, however, that if the registration is exclusively for the account of selling shareholders and does not include any securities to be sold for the account of the Corporation, the selling Holders or Founders shall bear their proportionate share of the expenses incurred in connection with such registration (provided all shareholders registering shares thereunder bear their proportionate share of such expenses), except expenses which the Corporation would have incurred whether or not the securities held by the selling Holders or Founders were included in such registration (including, without limitation, the expense of preparing normal audited or unaudited financial statements).

      8.    Underwriting Requirements.

            (a) In connection with any offering under Section 3 involving an underwriting of shares being issued by the Corporation, the Corporation shall not be required to include any Holder's Registrable Securities or any Founders' Shares in such underwriting unless such Holder

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or Founder accepts the terms of the underwriting as agreed upon between the
Corporation and the underwriters selected by it, and then only in such quantity as will not, in the reasonable opinion of the underwriters, jeopardize the success of the offering by the Corporation. If the total amount of securities that all Holders and Founders request to be included in an underwritten offering under Section 3 exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, no Founders' Shares and no other securities of any shareholder except Registrable Securities of Holders shall be included in such offering unless all Registrable Securities which the Holders have requested to be included are included, and the Corporation shall only be required to include in the offering so many of the Registrable Securities of the Holders as the underwriters reasonably believe will not jeopardize the success of the offering (the Registrable Securities so included to be apportioned pro rata among the selling Holders according to the total amount of Registrable Securities owned by such selling Holders, or in such other proportions as shall mutually be agreed to by such selling Holders).

            (b) With respect to any underwriting of shares to be registered under Section 2, or any underwriting of shares to be registered under Section 11, the selling Holders who initiate the request for registration shall have the right to designate the managing underwriter or underwriters, subject to the consent of the Corporation. In connection with any underwritings of shares to be registered under Section 3, the Corporation shall have the right to designate the managing underwriter or underwriters, subject to the consent of the Holders of a majority of the Registrable Securities participating in the underwriting. In any such case, such consent shall not be unreasonably withheld or delayed.

      9. Delay of Registration. No Holder or Founder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

      10. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

            (a) To the extent permitted by law, the Corporation will indemnify and hold harmless each Holder requesting or joining in a registration, any underwriter (as defined in the Securities Act) for it, and each person, if any, who controls any such Holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including, without limitation, any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or arise out of any violation by the Corporation of any rule or regulation promulgated under the Securities Act applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration; and will reimburse each such Holder, such underwriter, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, provided, however, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld or delayed) nor shall the Corporation be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

            (b) To the extent permitted by law, each Holder and each Founder requesting or joining in a registration will indemnify and hold harmless the Corporation, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Corporation within the meaning of the Securities Act, and any underwriter for the Corporation (within the meaning of the Securities Act) against any losses, claims, damages or liabilities to which the Corporation or any such director, officer, controlling person or underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder or Founder expressly for use in connection with such registration; and will reimburse the Corporation or any such director, officer, controlling person or underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder or Founder (which consent shall not be unreasonably withheld or delayed) and provided further that no Holder or Founder shall have any liability under this Section 10(b) in excess of the net proceeds after tax actually received by such Holder or Founder in the relevant public offering.

            (c)   Promptly after receipt by an indemnified party under this
Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this Section 10.

            (d) If the indemnification provided for in this Section 10 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under Section 10(a) or 10(b) in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Corporation, the Holders and the Founders from the offering of securities or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Corporation, the Holders and the Founders in connection with the statements or omissions described in such Section 10(a) or 10(b) which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Corporation, the Holders and the Founders shall be deemed to be in the same proportion as the total price paid to the Corporation, the Holders and the Founders, respectively, for the securities sold by them in the offering. The relative fault of the Corporation, the Holders and the Founders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Corporation, the Holders or the Founders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in this Section 10, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 10(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 10(d); provided, however, that no additional notice shall be required with respect to any action for which notice has been given under subsection (c) for purposes of indemnification. The Corporation, the Holders and the Founders agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 10(d), no Holder or Founder shall be required to contribute an amount in excess of the net proceeds after tax actually received by such Holder or Founder in the relevant public offering. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      11.   Registrations on Form S-3.

            (a) If (i) the Corporation shall receive a written request (specifying that it is being made pursuant to this Section 11) from one or more Holders that hold, in the aggregate, at least twenty-five percent (25%) of the then outstanding Series A Registrable Securities, Series B Registrable Securities or Series C Registrable Securities, as applicable, that the Corporation file a registration statement on Form S-3 (or any successor form to Form S-3 regardless of its designation) for a public offering of Registrable Securities the reasonably anticipated aggregate price to the public of which would equal or exceed Two Hundred Fifty Thousand Dollars ($250,000), and (ii) the Corporation is a registrant entitled to use Form S-3 to register such shares, then the Corporation shall use its best efforts to cause such shares to be registered on Form S-3 (or any successor form to Form S-3).

            (b) All expenses (excluding underwriters' discounts and commissions) incurred in connection with the first two (2) registrations requested pursuant to Section 11(a), including, without limitation, all registration, qualification, printing, and accounting fees, and fees and disbursements of one special counsel to the selling Holders and counsel to the Corporation, shall be borne by the Corporation.

            All such expenses for registrations pursuant to Section 11(a) after the first two such registrations shall be borne by the Corporation, except that the selling Holders shall pay all fees of their legal counsel, if any, in connection therewith.

            (c) The Holders' rights to registration under this Section 11 are in addition to, and not in lieu of, their rights to registration under Sections 2 and 3 of this Agreement.

      12. Limitation on Corporation Offerings. The Corporation shall not register securities for sale for its own account (or, except as permitted by Section 14, any securities other than Registrable Securities) in any registration requested pursuant to Section 2 or 11 unless permitted to do so by the written consent of the Holders of more than two-thirds (2/3) of the Registrable Securities as to which registration has been requested. The Corporation may not cause any other registration of securities for its own account (other than a registration effected solely to implement an employee benefit plan) which would become effective less than six (6) months after the effective date of any registration requested pursuant to Section 2 or 11 to be initiated after receiving such request.

      13. Reports Under the 1934 Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Corporation to the public without registration, the Corporation agrees to use its best efforts to:

            (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to ninety (90) days after the effective date of the first registration statement covering an underwritten public offering filed by the Corporation;

            (b) file with the SEC in a timely manner all reports and other documents required of the Corporation under the Securities Act and the 1934 Act; and

            (c) furnish to any Holder forthwith upon request a written statement by the Corporation that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of said first registration statement filed by the Corporation), and of the Securities Act and the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents so filed by the Corporation as may be reasonably requested in availing any such holder to take advantage of any rule or regulation of the SEC permitting the selling of any such securities without registration.

      14. Limitations in Connection with Future Grants of Registration Rights. Without the prior written consent of the Holders of at least two-thirds in voting power of then outstanding Series B Registrable Securities and the then outstanding Series A Registrable Securities, and the prior written consent of the Holders of at least sixty percent (60%) in voting power of the then outstanding Series C Registrable Securities, the Corporation shall not grant rights to cause the Corporation to register any of its securities to any person or entity.

      15. Transfer of Registration Rights. The registration rights of any Holder (and of any permitted transferee of any Holder or its permitted transferees) under this Agreement with respect to any Registrable Securities may be transferred to any Affiliate of such Holder or such permitted transferee, or to any transferee who acquires (otherwise than in a registered public offering) at least five percent (5%) of the Registrable Securities, held by such Holder as of the date hereof; provided, however, that the Corporation is given written notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned. For such purpose, an "Affiliate" of any Holder (or any such transferee) means any general or limited partner of any Holder (or transferee) that is a partnership, or any person or entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Holder or transferee.

      16. Mergers, Etc. The Corporation shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Corporation shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Corporation under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to be references to the securities which the Holders would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation or reorganization; provided, however, that the provisions of this Agreement shall not apply in the event of any merger, consolidation or reorganization in which the Corporation is not the surviving corporation if the Holders of Registrable Securities are entitled to receive in exchange therefor (i) cash, or (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act.

      17. Stand-Off Agreement. Each Holder and each Founder, if requested by the Corporation and the managing underwriter of an offering by the Corporation of Common Stock or other securities of the Corporation pursuant to a registration statement under the Securities Act, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Securities, Founders' Shares or other securities of the Corporation held by such Holder or Founder for a specified period of time (not to exceed 180 days) following the effective date of such registration statement; provided, that:

            (a) such agreement shall apply only to the first registration statement covering Common Stock or other securities to be sold on the Corporation's behalf to the public in an underwritten offering; and

            (b) all persons who hold shares of Common Stock, or securities convertible into or exchangeable or exercisable for shares of Common Stock, which in the aggregate represent one percent (1%) or more of the shares of Common Stock then outstanding, and all officers and directors of the Corporation, enter into agreements in the same terms.

            The covenant contained in this Section 17 is in addition to any market stand-off covenant contained in any other agreement between the Corporation and any Holder or Founder.

      18. Notices. All notices, requests, consents and other communications hereunder ("NOTICES") to any party shall be contained in a written instrument addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties and shall be deemed given (a) when delivered in person or duly sent by fax showing confirmation of receipt, (b) three days after being duly sent by first class mail postage prepaid (other than in the case of Notices to or from any non-U.S. resident, which Notices must be sent in the manner specified in clause (a) or (c)), or (c) two days after being duly sent by DHL, Federal Express or other recognized express international courier service:

                  (a)   if to the Corporation, to:

                                      EpiCept Corporation
                                      270 Sylvan Avenue
                                      Englewood Cliffs, NJ 07632
                                      Attention: Chief Executive Officer
                                      Fax: (201) 894-8980

                                      with a copy to:

                                      Weil, Gotshal & Manges LLP
                                      767 Fifth Avenue
                                      New York, NY 10153
                                      Attn: Alexander D. Lynch, Esq.
                                      Fax: (212) 310-8007

            (b) if to the Series C Investors, to their respective addresses set forth on the signature pages of the Series C Convertible Preferred Stock Purchase Agreement, or, in the case of persons or entities becoming parties hereto in accordance with Section 21(c), to their respective addresses set forth on the signature page hereto with a copy to:

                                      McGrigors
                                      5 Old Bailey
                                      London EC4M 7BA
                                      Attn: Mr. Patrick Martin
                                      Fax: 011-44-207-054-2501

            (c) if to the Series B Investors, to their respective addresses set forth on the signature pages of the Series B Convertible Preferred Stock Purchase Agreement dated as of January 28, 1999 (the "Series B Stock Purchase Agreement"), or, in the case of persons or entities becoming parties hereto in accordance with Section 21(b), to their respective addresses set forth on the signature page hereto, with a copy to:

                                      Foley, Hoag & Eliot LLP
                                      One Post Office Square
                                      Boston, MA 02109
                                      Attn: David R. Pierson, Esq.
                                      Fax: (617) 832-7000

            (d) if to the Series A Investors, to their respective addresses set forth on the signature pages of the Series A Convertible Preferred Stock Purchase Agreement dated as of April 28, 1997, or, in the case of persons or entities becoming parties hereto in accordance with Section 21(a), to their respective addresses set forth on the signature page hereto, with a copy to:

                                      Foley, Hoag & Eliot LLP
                                      One Post Office Square
                                      Boston, MA 02109
                                      Attn: David R. Pierson, Esq.
                                      Fax: (617) 832-7000

            (e) if to the New Warrant Holders, to their respective addresses set forth on the signature pages of the Purchase Agreement, or, in the case of persons or entities becoming parties hereto in accordance with Section 21(a), to their respective addresses set forth on the signature page hereto;

            (f) if to the Founders, to their addresses set forth on the signature page to the Amended and Restated Registration Rights Agreement dated as of January 28, 2000.

      19.   Miscellaneous.

            (a) This Agreement states the entire agreement of the parties concerning the subject matter hereof, and supersedes all prior agreements, written or oral, between or among them concerning such subject matter.

            (b) This Agreement may be amended, and compliance with any provision of this Agreement may be omitted or waived, only by the written agreement of the Corporation, the Holders of at least sixty percent (60%) in voting power of the then outstanding Series C Registrable Securities, the Holders of at least two-thirds in voting power of the then outstanding Series B Registrable Securities, and the Holders of at least two-thirds in voting power of the then outstanding Series A Registrable Securities and the holders of a majority of the New Registrable Securities.

            (c) This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware, without regard to its principles of conflicts of laws.

            (d) This Agreement may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. Any such counterpart may contain one or more signature pages.

      20. Effect on First Amendment. This Agreement shall supersede the First Amendment, which shall be of no further force or effect.

      21.   Accession.

            (a) tbg-Technologie-Beteiligungsgesellschaft mbH der Deutschen Ausgleichsbank, if it becomes a holder of Series A Preferred Stock or Series A Registrable Securities, shall automatically become a party to this Agreement by executing and delivering to the Corporation a counterpart signature page to this Agreement in the form of Exhibit A hereto, and shall thereupon be deemed a "Series A Investor" for all purposes of this Agreement.

            (b) Any Additional Investor as defined in the Series B Stock Purchase Agreement and IKB Beteiligungsgesellschaft mbH, if it becomes a holder of Series B Preferred Stock, shall automatically become a party to this Agreement by executing and delivering to the Corporation a counterpart signature page to this Agreement in the form of Exhibit B hereto, and shall thereupon be deemed a "Series B Investor" for all purposes of this Agreement.

            (c) Any Additional Investor as defined in the Stock Purchase Agreement, if it becomes a holder of Series C Preferred Stock, shall automatically become a party to this Agreement by executing and delivering to the Corporation a counterpart signature page to this Agreement in the form of Exhibit C hereto, and shall thereupon be deemed a "Series C Investor" for all purposes of this Agreement.

                  [remainder of page intentionally left blank]

            IN WITNESS WHEREOF, the Investors, the Founders and the Corporation have executed this Second Amended and Restated Registration Rights Agreement as of the date first written above.

                                      EPICEPT CORPORATION

                                      By:
                                         ______________________________________
                                         Name:

                                         Title:

  SIGNATURE PAGE TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                        Series A Investor Signature Page

            By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Investor" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March 3, 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

                      EXECUTED this 3rd day of March, 2005.

Address:                              TVM III LIMITED PARTNERSHIP

                                      By: TVM Techno Venture Management No.
                                      III Limited Partnership,
                                      its General Partner

                                      By: TVM Management Corporation, its
                                      General Partner

                                      By:
                                         ____________________________________
                                      Name:
                                      Title:

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                        Series B Investor Signature Page

      By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Investor" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March 3, 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

      EXECUTED this 3rd day of March, 2005.

Address:                                            ALPINVEST PARTNERS N.V.

                                                    By:____________________
                                                    Name:
                                                    Title:

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                        Series A Investor Signature Page

      By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Investor" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March 3, 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

      EXECUTED this 3rd day of March, 2005.

Address:
                                                   ______________________
                                                   Name: Gerhard Waldheim

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                        Series A Investor Signature Page

      By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Investor" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March 3, 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

      EXECUTED this 3rd day of March, 2005.

Address:
                                                   ___________________
                                                   Name: Hans Dichand

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                        Series A Investor Signature Page

      By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Investor" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March 3, 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

      EXECUTED this 3rd day of March, 2005.

Address:                                           PHARMED HOLDING GMBH

                                                   By:_____________________
                                                       Dr.Rainer K. Liedtke
                                                       President

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                        Series B Investor Signature Page

      By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Investor" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March 3, 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

      EXECUTED this 3rd day of March, 2005.

Address:                                    TVM III LIMITED PARTNERSHIP


                                            By: TVM Techno Venture Management
                                            No. III Limited Partnership, its
                                            General Partner

                                            By: TVM Management Corporation, its
                                            General Partner

                                            By:_________________________________
                                            Name:
                                            Title:

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                        Series B Investor Signature Page

      By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Investor" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March 3, 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

      EXECUTED this 3rd day of March, 2005.

Address:                                            ALPINVEST PARTNERS N.V.

                                                    By:____________________
                                                    Name:
                                                    Title:

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                        Series B Investor Signature Page

      By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Investor" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March 3, 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

      EXECUTED this 3rd day of March, 2005.

Address:
                                                    ________________________
                                                    Name: Friedrich Dieckell

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                        Series B Investor Signature Page

      By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Investor" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March 3, 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

      EXECUTED this 3rd day of March, 2005.

Address:
                                                    ____________________
                                                    Name: Claus Dieckell

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                        Series B Investor Signature Page

      By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Investor" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March 3, 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

      EXECUTED this 3rd day of March, 2005.

Address:
                                                    ______________________
                                                    Name: Michael Dieckell

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                        Series B Investor Signature Page

      By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Investor" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March 3, 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

      EXECUTED this 3rd day of March, 2005.

Address:
                                                    ______________________
                                                    Name: Hellmut Kirchner

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                        Series B Investor Signature Page

      By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Investor" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March 3, 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

      EXECUTED this 3rd day of March, 2005.

Address:                                            KB LUX VENTURE CAPITAL FUND

                                                    By:________________________
                                                    Name:
                                                    Title:

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                        Series B Investor Signature Page

      By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Investor" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March 3, 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

      EXECUTED this 3rd day of March, 2005.

Address:                                            IKB PRIVATE EQUITY GMBH

                                                    By:____________________
                                                    Name:
                                                    Title:

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                        Series B Investor Signature Page

      By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Investor" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March 3, 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

      EXECUTED this 3rd day of March, 2005.

Address:
                                                    ____________________
                                                    Name: Erik Hornnaess

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                        Series B Investor Signature Page

      By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Investor" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March 3, 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

      EXECUTED this 3rd day of March, 2005.

Address:
                                                    ___________________
                                                    Name: Vivian W. Day

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                        Series B Investor Signature Page

      By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Investor" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March 3, 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

      EXECUTED this 3rd day of March, 2005.

Address:
                                                   _____________________________
                                                   Name: Dr. Ernst-Gunter Afting

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                        Series C Investor Signature Page

      By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Investor" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March 3, 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

      EXECUTED this 3rd day of March, 2005.

Address:                                           TVM IV GMBH & CO. KG

                                                   By:_________________
                                                   Name:
                                                   Title:


                                                   By:_________________
                                                   Name:
                                                   Title:

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                        Series C Investor Signature Page

      By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Investor" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March 3, 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

      EXECUTED this 3rd day of March, 2005.

Address:                                           KB LUX VENTURE CAPITAL FUND

                                                   By:________________________
                                                   Name:
                                                   Title:

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                        Series C Investor Signature Page

      By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Investor" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March 3, 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

      EXECUTED this 3rd day of March, 2005.

Address:                                           ALPINVEST PARTNERS N.V.


                                                   By:____________________
                                                   Name:
                                                   Title:

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                        Series C Investor Signature Page

      By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Investor" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March 3, 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

      EXECUTED this 3rd day of March, 2005.

Address:                                           GZ PAUL PARTNERS B.V.

                                                   By:__________________
                                                   Name:
                                                   Title:

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                        Series C Investor Signature Page

      By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Investor" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March 3, 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

      EXECUTED this 3rd day of March, 2005.

Address:
                                                   __________________
                                                   Name: Hans Dichand

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                        Series C Investor Signature Page

      By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Investor" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March 3, 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

      EXECUTED this 3rd day of March, 2005.

Address:
                                                   _______________________
                                                   Name: Gerhard Waldheim

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                        Series C Investor Signature Page

      By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Investor" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March 3, 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

      EXECUTED this 3rd day of March, 2005.

Address:                                           PRIVATE EQUITY DIRECT FINANCE

                                                   By:__________________________
                                                   Name:
                                                   Title:

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                        Series C Investor Signature Page

      By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Investor" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March 3, 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

      EXECUTED this 3rd day of March, 2005.

Address:                             THE MERLIN BIOSCIENCES FUND
                                     L.P.

                                     By: Merlin General Partner II Limited, its
                                     General Partner

                                     By:________________________________________
                                     Name:
                                     Title:

Address:                             THE MERLIN BIOSCIENCES FUND
                                     GBR

                                     By: Merlin General Partner II Limited, its
                                     General Partner

                                     By:________________________________________
                                     Name:
                                     Title:

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                             Founder Signature Page

      By executing this page in the space provided, the undersigned hereby agrees (i) that it is a "Founder" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March 3, 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

      EXECUTED this 3rd day of March, 2005.
                                                   _________________
                                                   Rainer K. Liedtke

                                                   _________________
                                                   Hanne Liedtke

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                        New Warrant Holder Signature Page

            By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Investor" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March 3, 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

                      EXECUTED this 3rd day of March, 2005.

Address:                     THE MERLIN BIOSCIENCES FUND L.P.

                             By: Merlin General Partner II Limited, its General Partner

                             By:_____________________________
                             Name:
                             Title:

Address:                     THE MERLIN BIOSCIENCES FUND
                             GBR

                             By: Merlin General Partner II Limited, its General Partner

                             By:_______________________________
                             Name:
                             Title:

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                        New Warrant Holder Signature Page

            By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Investor" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March 3, 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

                      EXECUTED this 3rd day of March, 2005.

Address:                              PRIVATE EQUITY DIRECT FINANCE

                                      By:__________________________
                                      Name:
                                      Title:

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                        New Warrant Holder Signature Page

            By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Investor" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March 3, 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

                      EXECUTED this 3rd day of March, 2005.

Address:                               TVM IV GMBH & CO. KG

                                       By:____________________________
                                       Name:
                                       Title:

                                       By:____________________________
                                       Name:
                                       Title:

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                        New Warrant Holder Signature Page

            By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Investor" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March 3, 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

                      EXECUTED this 3rd day of March, 2005.

Address:                                  SANDERS OPPORTUNITY FUND, L.P.
                                          By: SOF Management, LLC

c/o Sanders Morris Harris
600 Travis Street                         By:_______________________
3100 Chase Tower                          Name:
Houston, TX 77002                         Title:

Address:                                  SANDERS OPPORTUNITY FUND
                                          (INSTITUTIONAL), L.P.
                                          By: SOF Management, LLC

c/o Sanders Morris Harris
600 Travis Street                         By:________________________
3100 Chase Tower                          Name:
Houston, TX 77002                         Title:

                                                                       EXHIBIT A

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                   Additional Series A Investor Signature Page

            By executing this page in the space provided, the undersigned hereby agrees (i) that it is a "Series A Investor" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March [ ], 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

                   EXECUTED this __ day of ___________, 200_.

                              ________________________________________________
                              (print name)

                              By:_____________________________________________

                              Title:__________________________________________

                              Address:________________________________________
                              ________________________________________________
                              ________________________________________________

                                                                       EXHIBIT B

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                   Additional Series B Investor Signature Page

            By executing this page in the space provided, the undersigned hereby agrees (i) that it is a "Series B Investor" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March [ ], 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

                   EXECUTED this __ day of ___________, 200_.

                              _______________________________________________
                              (print name)

                              By:____________________________________________

                              Title:_________________________________________

                              Address:_______________________________________
                              _______________________________________________
                              ______________________________________________

                                                                       EXHIBIT C

                               EPICEPT CORPORATION

            Second Amended and Restated Registration Rights Agreement

                   Additional Series C Investor Signature Page

            By executing this page in the space provided, the undersigned hereby agrees (i) that it is a "Series C Investor" as defined in the Second Amended and Restated Registration Rights Agreement, dated as of March [ ], 2005, among EpiCept Corporation and the "Investors" and "Founders" as defined therein, (ii) that it is a party to the Second Amended and Restated Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Second Amended and Restated Registration Rights Agreement.

                   EXECUTED this __ day of ___________, 200_.

                              _______________________________________________
                              (print name)

                              By:____________________________________________

                              Title:_________________________________________

                              Address:_______________________________________
                              _______________________________________________
                              ______________________________________________

                                   Schedule A

                               Series A Investors

TVM III Limited Partnership
Alpinvest International B.V.
Gerhard Waldheim
Hans Dichand
Pharmed Dr. Liedtke GmbH

                                   Schedule B

                               Series B Investors

TVM III Limited Partnership
Alpinvest International B.V.
Friedrich Dieckell
Claus Dieckell
Michael Dieckell
Hellmut Kirchner
KB Lux Venture Capital Fund
IKB Beteiligungsgesellschaft mbH
EpiCept GmbH
Erik Hornnaess
Vivian W. Day
Dr. Ernst-Gunter Afting

                                   Schedule C

                              Schedule C Investors

TVM IV GmbH & Co. KG
KB Lux Venture Capital Fund
Alpinvest International B. V.
Gold Zack
Hans Dichand
Dr. Gerhard Waldheim
Private Equity Direct Finance
John Lucas
Merlin General Partner II Limited (in its capacities as general partner of The
                  Merlin Biosciences Fund L.P. and as managing partner of The Merlin Biosciences Fund GbR)

                                   Schedule D

                               New Warrant Holders

Private Equity Direct Finance
TVM IV GMBH & CO. KG
[Sanders Investors]
[Merlin Investors]